Exhibit 99.1

Company/Investor Contact:

Charles Jones

CJones & Associates Public Relations

888-557-6480

cjones@cjonespr.com

Hemispherx Biopharma, Inc. Announces $5 Million Registered Direct Offering

PHILADELPHIA, AUGUST 31, 2016 -- Hemispherx Biopharma, Inc. (NYSE MKT: HEB) (the “Company” or “Hemispherx”), announced today that it has entered into definitive agreements with two healthcare focused institutional investors for an offering of shares of common stock with gross proceeds of approximately $5 million in a registered direct offering. The closing of the offering is expected to take place on or about September 6, 2016, subject to the satisfaction of customary closing conditions.

In connection with the offering, the Company will issue registered shares of common stock at a purchase price of $1.50 per share. Concurrently in a private placement, for each share of common stock purchased by an investor, such investor will receive from the Company an unregistered warrant to purchase 0.75 shares of common stock. The warrants have an exercise price of $2.00 per share, will be exercisable six months after issuance and will expire five years from the initial exercise date.

Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, acted as the exclusive placement agent in connection with this offering.

The Company intends to use the net proceeds from the offering for preparation for technology transfer opportunities, expenses related to Ampligen manufacturing and for other working capital and general corporate purposes.

The shares of common stock described above (but not the warrants or the shares of common stock underlying the warrants) are being offered pursuant to a shelf registration statement (File No. 333-205228). Such shares of common stock may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

The warrants and the shares of common stock underlying the warrants issued in the offering have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. Accordingly, the warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein. There shall not be any offer, solicitation of an offer to buy, or sale of securities in any state or jurisdiction in which such an offering, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Company will file a prospectus supplement with the SEC relating to such shares of common stock, and following such filing, copies of the prospectus supplement and the accompanying base prospectus relating to this offering may be obtained at the SEC’s website at http://www.sec.gov, or from H.C. Wainwright & Co. by e-mailing placements@hcwco.com.

About Hemispherx Biopharma

Hemispherx Biopharma, Inc. is an advanced specialty pharmaceutical company engaged in the manufacture and clinical development of new drug entities for treatment of seriously debilitating disorders. Hemispherx’s flagship products include Alferon N Injection® and the experimental therapeutics rintatolimod (tradenames Ampligen® or Rintamod®) and Alferon® LDO. Rintatolimod is an experimental RNA nucleic acid being developed for globally important debilitating diseases and disorders of the immune system, including Chronic Fatigue Syndrome. Hemispherx’s platform technology includes components for potential treatment of various severely debilitating and life threatening diseases. Because both rintatolimod and Alferon® LDO are experimental in nature, they are not designated safe and effective by a regulatory authority for general use and are legally available only through clinical trials. Hemispherx has patents comprising its core intellectual property estate and a fully commercialized product (Alferon N Injection®), approved for sale in the U.S. and Argentina. The Company’s Alferon N approval in Argentina includes the use of Alferon N Injection (under the pending brand name “Naturaferon”) for use in any patients who fail or become intolerant to recombinant interferon, including patients with chronic active hepatitis C infection. The Company wholly owns and exclusively operates a GMP certified manufacturing facility in the United States for commercial products. For more information please visit www.hemispherx.net.

Forward-Looking Statements

To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “intends,” “plans,” and similar expressions are intended to identify forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Hemispherx that any of its plans will be achieved. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Hemispherx’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Examples of such risks and uncertainties include those set forth in the Disclosure Notice, below, as well as the risks described in Hemispherx’s filings with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Hemispherx undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise revise or update this release to reflect events or circumstances after the date hereof.

Disclosure Notice

The information in this press release includes certain "forward-looking” statements. Information contained in this news release, other than historical information, should be considered forward-looking and is subject to various risk factors and uncertainties including, but not limited to, the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering; general industry conditions and competition; general economic factors; the Company’s ability to adequately fund its projects; the impact of pharmaceutical industry regulation and healthcare legislation in the United States and internationally; trends toward healthcare cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the Company’s ability to accurately predict the future market conditions; manufacturing difficulties or delays; dependence on the effectiveness of the Company’s patents and other protections for products; and the exposure to litigation, including patent litigation, and/or regulatory actions; and numerous other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. The final results of these efforts and/or any other activities could vary materially from Hemispherx’s expectations. Approval of Ampligen® for CFS in the Argentine Republic does not in any way suggest that the Ampligen® NDA in the United States will obtain commercial approval. Also, it is noted that ANMAT approval is only an initial, but important, step in the overall successful commercialization. Namely, additional steps required for commercialization in Argentina will require, among others, an appropriate reimbursement level, appropriate marketing strategies, completion of manufacturing preparations for launch (including possible requirements for approval of final manufacturing, etc., and there are no assurances as to whether or when such multiple subsequent steps will be successfully performed to result in an overall successful commercialization and product launch. In addition, no assurance can be given as to additional steps which the FDA may require and Hemispherx may take in continuing to seek commercial approval of the Ampligen® NDA for the treatment of Chronic Fatigue Syndrome in the United States. Clinical studies we have conducted have been previously reviewed by the FDA and are not, in and of themselves, a sufficient basis for approval in the United States. Any failure to satisfy the FDA regulatory requirements or the requirements of other countries could significantly delay, or preclude outright, approval of the Ampligen® NDA in the United States.